                                                                EXHIBIT T3E-2



                        CONSENT AND LETTER OF TRANSMITTAL

                           J.B. POINDEXTER & CO., INC.
                            POINDEXTER HOLDINGS, INC.

          OFFER TO EXCHANGE 12.50% SENIOR SECURED NOTES DUE MAY 2007 OF
        J.B. POINDEXTER & CO., INC. OR POINDEXTER HOLDINGS, INC. FOR ALL
             OF THE OUTSTANDING 12.50% SENIOR NOTES DUE MAY 2004 OF
            J.B. POINDEXTER & CO., INC. AND SOLICITATION OF CONSENTS
                     FOR AMENDMENTS TO THE RELATED INDENTURE


THE OFFER (AS HEREIN DEFINED) AND THE CONSENT SOLICITATION (AS HEREIN DEFINED) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 14, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES (AS HEREIN DEFINED) AND CONSENTS (AS HEREIN DEFINED) MAY NOT BE WITHDRAWN AFTER THE CONSENT DATE (AS HEREIN DEFINED). IF TENDERS OF OLD NOTES ARE WITHDRAWN PRIOR TO THE CONSENT DATE (WHICH MAY BE PRIOR TO THE EXPIRATION DATE), SUCH WITHDRAWAL WILL CONSTITUTE REVOCATION OF THE CORRESPONDING CONSENTS.

          The Exchange Agent for the Offer and Consent Solicitation is:

                              The Bank of New York

           By Hand, Registered or Certified Mail or Overnight Courier:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                          101 Barclay Street - 7 East
                              New York, N.Y. 10286
                         Attention: Mr. Bernard Arsenec

                          By Facsimile: (212) 298-1915

                         Attention: Mr. Bernard Arsenec
                      Confirm by Telephone: (212) 815-5098


        The Information Agent for the Offer and Consent Solicitation is:

                         (MACKENZIE PARTNERS, INC. LOGO)

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                          Call Toll-Free (800) 322-2885
                       Email: proxy@mackenziepartners.com

         DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO TENDER OLD NOTES WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS (AS HEREIN DEFINED). THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS. HOLDERS OF OLD NOTES MAY NOT DELIVER A CONSENT WITHOUT TENDERING OLD NOTES IN THE OFFER.

         This Consent and Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC") pursuant to the procedures set forth in "The Offer and Consent Solicitation--Procedures for Tendering Old Notes and Delivering Consents" in the Offering Memorandum/Consent Solicitation Statement (as herein defined) or (iii) if tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Offering Memorandum/Consent Solicitation Statement under the caption "The Offer and Consent Solicitation--Guaranteed Delivery Procedures."

         DTC HAS CONFIRMED THAT THE OFFER IS ELIGIBLE FOR DTC'S AUTOMATED TENDER OFFER PROGRAM ("ATOP"). ACCORDINGLY, PARTICIPANTS IN DTC'S ATOP MAY, INSTEAD OF PHYSICALLY COMPLETING AND SIGNING THE APPLICABLE CONSENT AND LETTER OF TRANSMITTAL AND DELIVERING IT TO THE AGENT, ELECTRONICALLY TRANSMIT THEIR ACCEPTANCE OF THE OFFER BY CAUSING DTC TO TRANSFER OLD NOTES TO THE EXCHANGE AGENT IN ACCORDANCE WITH DTC'S ATOP PROCEDURES FOR TRANSFER. DTC WILL THEN SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT.

         Holders who wish to tender their Old Notes in the Offer (and thereby deliver a Consent pursuant to the Consent Solicitation with respect thereto) and
(i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Consent and Letter of Transmittal or any other documents required by this Consent and Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth herein. See Instruction 2.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM/CONSENT SOLICITATION STATEMENT AND THIS CONSENT AND LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

         List below the Old Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Consent and Letter of Transmittal. See Instruction 4.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

                                          DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------- ----------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER
               (FILL IN, IF BLANK)                                       OLD NOTES TENDERED
-------------------------------------------------- ----------------------------------------------------------------
                                                                               AGGREGATE
                                                       CERTIFICATE OR          PRINCIPAL
                                                        REGISTRATION       AMOUNT REPRESENTED   PRINCIPAL AMOUNT
             TOTAL AMOUNT TENDERED:                      NUMBER(S)*           BY OLD NOTES         TENDERED**
-------------------------------------------------- ----------------------- ------------------- --------------------
                                                                           $                   $
-------------------------------------------------- ----------------------- ------------------- --------------------

-------------------------------------------------- ----------------------- ------------------- --------------------

-------------------------------------------------- ----------------------- ------------------- --------------------

-------------------------------------------------- ----------------------- ------------------- --------------------
                                                                           $                   $
-------------------------------------------------- ----------------------- ------------------- --------------------
*     Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**    Unless otherwise indicated, the holder of Old Notes will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.
-------------------------------------------------------------------------------------------------------------------


         HOLDERS WHO TENDER OLD NOTES WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH TENDERED NOTES.

         The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     (THE FOLLOWING BOXES ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.)


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
                                    --------------------------------------------

      DTC Account Number:
                         -------------------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------


[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
                                      ------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

      Name of Eligible Institution Which Guaranteed Delivery:
                                                             -------------------

      If Guaranteed Delivery is to be made by book-entry transfer:

      DTC Account Number:
                         -------------------------------------------------------

      Transaction Code Number:
                              --------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


LADIES AND GENTLEMEN:

         The undersigned hereby acknowledges receipt of the Offering Memorandum/Consent Solicitation Statement dated April 17, 2003 (as the same may be amended from time to time, the "Offering Memorandum/Consent Solicitation Statement") of J.B. Poindexter & Co., Inc., a Delaware corporation ("Poindexter") and Poindexter Holdings, Inc., a Delaware corporation ("Holdings"), and this Consent and Letter of Transmittal, which together constitute:

      o Poindexter's or Holdings', offer to exchange (the "Offer") 12.5% Senior Secured Notes due May 2007 (the "New Notes") for all of the outstanding 12.50% Senior Notes due May 2004 of Poindexter (the "Old Notes") at a price of $1,030 aggregate principal amount of New Notes for each $1,000 aggregate principal amount of Old Notes tendered. If at least 95% of the outstanding principal amount of the Old Notes (or such lesser amount as may be agreed to by Poindexter and the tendering holders of Old Notes holding not less than a majority of the Old Notes tendered) is tendered and accepted in the Offer, the New Notes will be issued by Poindexter. If less than 95% of the outstanding principal amount of the Old Notes (or such lesser amount) is tendered and accepted in the Offer, the New Notes will be issued by Holdings, a newly formed wholly owned subsidiary of Poindexter that will own all of Poindexter's other subsidiaries. If Poindexter issues the New Notes, the New Notes will be fully and unconditionally guaranteed by all but one of Poindexter's existing subsidiaries. If Holdings issues the New Notes, the New Notes will be fully and unconditionally guaranteed by all of Poindexter's existing subsidiaries. Poindexter currently intends to pay the semi-annual interest payment due on May 15, 2003 in accordance with the terms of the Old Notes. Interest on the New Notes will accrue from May 15, 2003.

      o Poindexter's solicitation (the "Consent Solicitation) of consents (the "Consents") of Holders on the Consent Date relates to the adoption of proposed amendments (the "Proposed Amendments") to the indenture, dated as of May 23, 1994, between Poindexter and The Bank of New York, as successor to United States Trust Company Of New York (the "Trustee"), pursuant to which the Old Notes were issued (such indenture, as supplemented to the date hereof, the "Old Indenture") and are more fully described in the Offering Memorandum/Consent Solicitation Statement under the heading "Proposed Amendments to the Old Indenture." THE TENDER OF OLD NOTES UNDER THIS CONSENT AND LETTER OF TRANSMITTAL WILL BE DEEMED TO CONSTITUTE THE CONSENT OF THE TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR CORRESPONDING OLD NOTES IN THE OFFER.

         Capitalized terms used but not defined herein have the meaning given to them in the Offering Memorandum/Consent Solicitation Statement dated April 17, 2003.

         Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Poindexter or Holdings, as the case may be, the above described principal amount of Old Notes to be exchanged for $1,030 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of Poindexter or Holdings all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned also hereby consents to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Poindexter or Holdings in connection with the Offer) to cause the Old Notes to be assigned, transferred and exchanged and deliver to Poindexter and Holdings this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms and conditions to the Offer and the Consent Solicitation as described in the Offering Memorandum/Consent Solicitation Statement.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent, with respect to the Old Notes tendered hereby, to the Proposed Amendments as permitted by Article 9, Section 902 of the Old Indenture. The undersigned understands that the

Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in the Offering Memorandum/Consent Solicitation Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Old Indenture, which are hereby waived. The undersigned understands that a revocation of such Consent will not be effective following the Consent Date. Upon receipt of the Consents of holders of a majority in principal amount of the outstanding Old Notes (the "Requisite Consents"), even if such receipt occurs prior to the Expiration Date, Poindexter will deliver an officer's certificate to the Trustee certifying the receipt of the Requisite Consents, and Poindexter and the Trustee may execute the supplemental indenture, although the Proposed Amendments will not become operative until after the closing of the Offer. The date and time at which Poindexter delivers such officer's certificate to the Trustee is referred to herein as the "Consent Date." IF THE CONSENT DATE OCCURS PRIOR TO THE EXPIRATION DATE, HOLDERS WHO HAVE NOT GIVEN THEIR CONSENT MAY STILL DO SO BY VALIDLY TENDERING THE RELATED OLD NOTES PRIOR TO THE EXPIRATION DATE, BUT TENDERS AND CONSENTS MAY NOT BE REVOKED AFTER THE CONSENT DATE.

      THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO GIVE THE CONSENT CONTAINED HEREIN AND TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE THE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES, AND THAT, WHEN THE OLD NOTES ARE ACCEPTED FOR EXCHANGE, POINDEXTER OR HOLDINGS, A THE CASE MAY BE, WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY POINDEXTER, HOLDINGS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, TO PERFECT THE UNDERSIGNED'S CONSENT TO THE PROPOSED AMENDMENTS AND TO COMPLETE THE EXECUTION OF A SUPPLEMENTAL INDENTURE ("SUPPLEMENTAL INDENTURE") TO THE OLD INDENTURE REFLECTING THE PROPOSED AMENDMENTS. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE OFFER AND THE CONSENT SOLICITATION.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Offer and Consent Solicitation--Procedures for Tendering Old Notes and Delivering Consents" in the Offering Memorandum/Consent Solicitation Statement and in the instructions herein will, upon Poindexter's or Holdings' acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and Poindexter or Holdings upon the terms and subject to the conditions of the Offer and the Consent Solicitation.

         Tenders of Old Notes may be validly withdrawn by written notice of withdrawal received by the Exchange Agent delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Exchange Agent at one of its addresses set forth herein prior to the Consent Date. Notice of withdrawal of tendered Old Notes, to be valid, must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the "Depositor"), (ii) the name in which the Old Notes are registered (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Old Notes, if different from that of the Depositor), (iii) state the principal amount of Old Notes to be withdrawn and (iv) be signed by the holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to Poindexter or Holdings, as the case may be, and the Exchange Agent that the person withdrawing the tender has succeeded to beneficial ownership of the Old Notes. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Old Notes) to the Exchange Agent, the name of the holder and the certificate numbers relating to such Old Notes withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the certificates for the withdrawn Old Notes (or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Old Notes). If a holder who has tendered Old Notes (and thereby delivered Consents with respect thereto) subsequently effects a valid withdrawal of a prior tender of Old Notes prior to the Consent Date, such action will constitute the concurrent valid revocation of such holder's Consent.

         The Offer is subject to certain conditions, including that (i) not less than a majority of the outstanding Old Notes be validly tendered pursuant to the terms of the Offer, (ii) John B. Poindexter and any officer or director of Poindexter or any affiliate, validly tender and not withdraw any Old Notes held by them, (iii) Poindexter receives the Requisite Consents, and (iv) all Old Notes that Poindexter has purchased through open market transactions in an aggregate principal amount of not less than $15 million are retired. Poindexter and Holdings, with the consent of the holders of a majority of the outstanding principal amount of the Old Notes, may waive, in whole or in part, these conditions. In addition, the Offer is subject to a number of other customary conditions which may be waived, in whole or in part, by Poindexter. The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Offering Memorandum/Consent Solicitation Statement under the caption "The Offer and Consent Solicitation--Conditions of the Offer and the Consent Solicitation", Poindexter and Holdings may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The name(s) and addressee(s) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         Unless otherwise indicated in the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Consent and Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If New Notes are to be issued to a person other than the person(s) signing this Consent and Letter of Transmittal, or if New Notes are to be mailed to someone other than the person(s) signing this Consent and Letter of Transmittal or to the person(s) signing this Consent and Letter of Transmittal at an address different than the address shown on this Consent and Letter of Transmittal, the appropriate boxes of this Consent and Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Consent and Letter of Transmittal, signature(s) on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

         All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND CONSENTED TO THE PROPOSED AMENDMENTS AS SET FORTH IN SUCH BOX.

                 ACKNOWLEDGEMENT OF REPRESENTATION AND WARRANTY

The New Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The New Notes are being offered and issued (1) within the United States only to U.S. persons who are (a) "qualified institutional buyers," as defined in Rule 144A under the Securities Act, (b) "accredited investors," as defined in Rule 501(a) under the Securities Act, or (c) up to 35 investors who are not accredited and (2) to certain persons in offshore transactions in reliance on Regulation S under the Securities Act.

To enable Poindexter and Holdings to ensure that these limitations are met, please check one of the boxes below:

    [ ] The undersigned is an "accredited investor" as defined in Rule 501 under the Securities Act;

    [ ] The undersigned is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act; or

    [ ] The undersigned is neither an "accredited investor" nor a "qualified institutional buyer"

By checking one of the boxes above and signing this Consent and Letter of Transmittal, the undersigned also represents, warrants and acknowledges that:

         (i) it must bear the economic risk of its investment in the Holdings issued New Notes for an indefinite period of time;

         (ii) it is acquiring the New Notes for its own account and not with any view toward the resale or distribution thereof;

         (iii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Holdings issued New Notes;

         (iv) it has carefully reviewed the Offering Memorandum/Consent Solicitation Statement, has been furnished with all other materials that it considers relevant to an investment in the New Notes, has had a full opportunity to ask questions of and receive answers from Poindexter and Holdings or any person or persons acting on behalf of Poindexter and Holdings concerning the terms and conditions of an investment in the New Notes and no statement or printed material which is contrary to the Offering Memorandum/Consent Solicitation Statement has been made or given to it by or on behalf of Poindexter or Holdings;

         (v) there are risks incident to the acquisition of the Holdings issued New Notes, including, without limitation, those risks which are summarized under "Risk Factors" in the Offering Memorandum/Consent Solicitation Statement; and

         (vi) Poindexter and Holdings are relying upon the representations, warranties and agreements of the undersigned contained in this Consent and Letter of Transmittal in determining the applicability of certain laws and regulations to the Offer

                    REGISTERED HOLDERS OF OLD NOTES SIGN HERE
                (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

      The completion, execution and delivery of this Consent and Letter of Transmittal will be deemed to constitute a Consent to the Proposed Amendments.


PLEASE SIGN HERE                                              PLEASE SIGN HERE

-----------------------------------------                     -----------------------------------------
Authorized Signature of Registered Holder                     Authorized Signature of Registered Holder

         Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:



Name:                                           Name:
      ------------------------------------            ------------------------------------
Title:                                          Title:
       -----------------------------------             -----------------------------------
Address:                                        Address:
        ----------------------------------              ----------------------------------
Address:                                        Address:
        ----------------------------------              ----------------------------------
Telephone Number:                               Telephone Number:
                 -------------------------                       -------------------------
Dated:                                          Dated:
       -----------------------------------             -----------------------------------
        Taxpayer Identification or Social               Taxpayer Identification or Social
        Security Number                                 Security Number

                               SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Signature(s) Guaranteed by an
Eligible Institution:                                           Date:
                     -----------------------------                   --------------------------------------
                         Authorized Signature


Name of Eligible Institution
Guaranteeing Signature:                                         Address:
                       ---------------------------                      -----------------------------------

--------------------------------------------------                      -----------------------------------

Capacity (full title):
                      ----------------------------                      -----------------------------------

Telephone Number:
                 ---------------------------------


       SPECIAL EXCHANGE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 4 AND 5)                                      (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if the New Notes or any                    To be completed ONLY if the New Notes or any
Old Notes that are not tendered or not accepted                 Old Notes that are not tendered or not accepted
are to be issued in the name of someone other                   are to be sent to someone other than the
than the undersigned.                                           undersigned, or to the undersigned at an
                                                                address other than that shown above under
                                                                "Description of Old Notes Tendered."




Issue:   [  ]    New Notes to:                                 Mail:   [  ]     New Notes to:

         [  ]    Old Notes to:                                         [  ]     Old Notes to:

Name(s)                                                         Name(s)
       ---------------------------------------                         ---------------------------------------

Address                                                         Address
       ---------------------------------------                         ---------------------------------------

----------------------------------------------                  ----------------------------------------------

Telephone Number:                                               Telephone Number:
                  ----------------------------                                    ----------------------------

Book-Entry Transfer Facility Account:                           ----------------------------------------------
                                     ---------
                                                                ----------------------------------------------
----------------------------------------------                  (Tax Identification or Social Security Number)

----------------------------------------------
(Tax Identification or Social Security Number)

                                  INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND THE CONSENT
                                  SOLICITATION


1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES.

         All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Consent and Letter of Transmittal (or facsimile thereof), and any other documents required by this Consent and Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent's message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Consent and Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

         Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Offer and deliver a Consent to the Proposed Amendments with respect to such notes thereto should contact such registered holder promptly and instruct such registered holder to tender and Consent on such beneficial holder's behalf. If such beneficial holder wishes to tender and Consent directly, such beneficial holder must, prior to completing and executing the Consent and Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

         Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

         Poindexter and Holdings expressly reserve the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Offering Memorandum/Consent Solicitation Statement.

            CONSENTS AND LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO
                          POINDEXTER, HOLDINGS, OR DTC.

2. GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Old Notes and deliver a Consent to the Proposed Amendments with respect such notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the Consent and Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfers on a timely basis, may effect a tender if:

                  a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

                  b. prior to the Expiration Date, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate or registration number(s) of the tendered Old Notes, and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, at least within three (3) New York Stock Exchange trading days after the Expiration Date, the tendered Old Notes, a duly executed Consent and Letter of Transmittal (or facsimile thereof) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

                  c. a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof), any other required documents and tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent at least within three
         (3) New York Stock Exchange trading days after the Expiration Date.

         Any holder who wishes to tender Old Notes and Consents pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity of any Consent and Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS.

         Tenders of Old Notes and the corresponding Consents pursuant to the Consent Solicitation will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered." A newly issued Original Note for the principal amount of Old Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Consent and Letter of Transmittal are completed, as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

         Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

4. SIGNATURE ON THIS CONSENT AND LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby and with respect to which a Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

         If any of the Old Notes tendered hereby and with respect to which Consents are being given are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

         If a number of Old Notes registered in different names are tendered (and with respect to which a Consent is given), it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations of Old Notes.

         Signatures on this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby and with respect to which Consents are given are tendered (i) by a registered holder who has not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on the Consent and Letter of Transmittal or (ii) for the account of an Eligible Institution.

         If this Consent and Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby and with respect to which a Consent is being given, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Consent and Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

         If this Consent and Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Poindexter and Holdings, proper evidence satisfactory to Poindexter and Holdings of their authority so to act must be submitted.

5. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

         Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

         If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder's account at the Depository.

6. TRANSFER TAXES.

         Poindexter or Holdings, as the case may be, shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Offer. If, however, certificates representing the New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchanged Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Consent and Letter of Transmittal.

7. WAIVER OF CONDITIONS.

         Poindexter and Holdings, with the Consent of the Holders of a majority of the outstanding principal amount of Old Notes, as appropriate, reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Offer set forth in the Offering Memorandum/Consent Solicitation Statement.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions and requests for assistance relating to the Offering Memorandum/Consent Solicitation Statement, the Consent and Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

         Questions and requests for assistance or for additional copies of the Offering Memorandum/Consent Solicitation Statement and this Consent and Letter of Transmittal may be directed to the Information Agent at the address and telephone number set forth above.

10. VALIDITY AND FORM.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Old Notes and deliveries and revocations of Consents will be determined by Poindexter and Holdings in their sole discretion, which determination will be final and binding. Poindexter and Holdings reserve the absolute right to reject any and all tenders of Old Notes that are not in proper form or the acceptance of which would, in the opinion of counsel for Poindexter or Holdings, be unlawful. Poindexter and Holdings also reserve the absolute right to waive any irregularities or conditions of tender as to particular Old Notes and the Consents with respect thereto either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Offer). Poindexter's or Holdings', as the case may be, interpretation of the terms and conditions of the Offer and the Consent Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes and deliveries of Consents with respect thereto must be cured within such time as Poindexter or Holdings shall determine. None of Poindexter, Holdings, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes or Consents with respect thereto, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes and Consents with respect thereto will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

11. IMPORTANT TAX INFORMATION.

         Under U.S. federal income tax law, a holder tendering Old Notes is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Old Notes may be subject to backup withholding.

         Certain holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, that holder must submit to the

Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that holder's exempt status. A copy of such form is attached to this Consent and Letter of Transmittal.

         If backup withholding applies, the Exchange Agent is required to withhold 30% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         To prevent backup withholding on payments that are made to a holder with respect to Old Notes tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder is exempt, (ii) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

         Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which are attached to this Consent and Letter of Transmittal, for additional guidance on which number to report.

         If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 30% of all payments made thereafter until a TIN is provided to the Exchange Agent.

         IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:
     PAYOR'S NAME: J.B. POINDEXTER & CO., INC. OR POINDEXTER HOLDINGS, INC.

SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN ON THE LINE AT               SOCIAL SECURITY
FORM W-9                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                    NUMBER
DEPARTMENT OF THE                                                                               OR
TREASURY                                                                                     EMPLOYER
INTERNAL REVENUE                                                                       IDENTIFICATION NUMBER
SERVICE                                                                            -----------------------------


PAYOR'S REQUEST FOR
TAXPAYER'S
IDENTIFICATION
NUMBER (TIN)
-------------------------------------------------------------------------------------------------------------------

                             PART 2--CERTIFICATION--Under penalties of perjury, I certify that:

                             (1) The number shown on this form is my correct taxpayer identification number (or
                                 I am waiting for a number to be issued to me);

                             (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service
                                 ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                             (3)  Any other information provided on this form is true and correct.

                             CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

-------------------------------------------------------------------------------------------------------------------
                             SIGNATURE                                                          PART 3--
                                      ---------------------------------------------------------

                             DATE                                                               Awaiting TIN ___
                                 --------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:                                           DATE:
          ---------------------------------------         ---------------------